As filed with the Securities and Exchange Commission on May 17, 2012

Registration No. 333-170386

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1

to

Form S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SCIQUEST, INC.

(Exact name of registrant as specified in its charter)

Delaware	56-2127592
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

6501 Weston Parkway, Suite 200

Cary, North Carolina 27513

(919) 659-2100

(Address of Principal Executive Offices)

SciQuest, Inc. 2004 Stock Incentive Plan

(Full title of the plan)

Grant W. Collingsworth

General Counsel

SciQuest, Inc.

6501 Weston Parkway, Suite 200

Cary, North Carolina 27513

(919) 659-2100

(919) 659-2199 (Facsimile)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. Check one:

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 is being filed by SciQuest, Inc. (the “Company”) to file Amendment No. 4 to the SciQuest, Inc. 2004 Stock Incentive Plan (the “Amendment”) as an exhibit. Other than the addition of the Amendment as an exhibit, there is no change to any information contained in the original Registration Statement on Form S-8 (File No. 333-170386) filed with the Securities and Exchange Commission on November 5, 2010.

PART II

INFORMATION REQUIRED IN

THE REGISTRATION STATEMENT

Item 8.	Exhibits

The following exhibits are filed as part of this Registration Statement:

4.1*	Amended and Restated Certificate of Incorporation of SciQuest, Inc. (incorporated by reference herein from Exhibit 3.1 to the Company’s Registration Statement on Form S-1, filed with the Commission on March 26, 2010 (Registration No. 333-165720)).

4.2*	Amended and Restated Bylaws of SciQuest, Inc. (incorporated by reference herein from Exhibit 3.2 to the Company’s Registration Statement on Form S-1, filed with the Commission on March 26, 2010 (Registration No. 333-165720)).

4.3*	SciQuest, Inc. 2004 Stock Incentive Plan (incorporated by reference herein from Exhibit 10.1 to the Company’s Registration Statement on Form S-1, filed with the Commission on March 26, 2010 (Registration No. 333-165720)).

4.4*	Amendment No. 3 to SciQuest, Inc. 2004 Stock Incentive Plan.

4.5	Amendment No. 4 to SciQuest, Inc. 2004 Stock Incentive Plan

5.1*	Opinion of Morris, Manning & Martin, LLP.

23.1*	Consent of Ernst & Young LLP

23.2*	Consent of Morris, Manning & Martin, LLP (included in Exhibit 5.1).

24.1*	Power of Attorney (included on signature page hereof).

*	Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cary, State of North Carolina, on this 17th day of May, 2012.

SCIQUEST, INC.

By:	/s/ Stephen J. Wiehe
Stephen J. Wiehe President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

* Stephen J. Wiehe	President, Chief Executive Officer and Director (Principal Executive Officer)	May 17, 2012

* Rudy C. Howard	Chief Financial Officer (Principal Financial and Accounting Officer)	May 17, 2012

* Jeffrey T. Barber	Director	May 17, 2012

* Timothy J. Buckley	Director	May 17, 2012

* Noel J. Fenton	Director	May 17, 2012

* Daniel F. Gillis	Director	May 17, 2012

* /s/ Stephen J. Wiehe By: Stephen J. Wiehe Agent and attorney-in-fact

EXHIBIT INDEX

Exhibit

4.1*	Amended and Restated Certificate of Incorporation of SciQuest, Inc. (incorporated by reference herein from Exhibit 3.1 to the Company’s Registration Statement on Form S-1, filed with the Commission on March 26, 2010 (Registration No. 333-165720)).

4.2*	Amended and Restated Bylaws of SciQuest, Inc. (incorporated by reference herein from Exhibit 3.2 to the Company’s Registration Statement on Form S-1, filed with the Commission on March 26, 2010 (Registration No. 333-165720)).

4.3*	SciQuest, Inc. 2004 Stock Incentive Plan (incorporated by reference herein from Exhibit 10.1 to the Company’s Registration Statement on Form S-1, filed with the Commission on March 26, 2010 (Registration No. 333-165720)).

4.4*	Amendment No. 3 to SciQuest, Inc. 2004 Stock Incentive Plan.

4.5	Amendment No. 4 to SciQuest, Inc. 2004 Stock Incentive Plan

5.1*	Opinion of Morris, Manning & Martin, LLP.

23.1*	Consent of Ernst & Young LLP

23.2*	Consent of Morris, Manning & Martin, LLP (included in Exhibit 5.1).

24.1*	Power of Attorney (included on signature page hereof).

*	Previously Filed